SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2007

THE PEOPLES BANCTRUST COMPANY, INC.

(Exact name of Registrant as Specified in Charter)

Alabama	0-13653	63-0896239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

310 Broad Street, Selma, Alabama 36701

(Address of Principal Executive Offices)

(334) 875-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By letters dated March 28, 2007, Johnny Crear and Harry W. Gamble, Jr., directors of The Peoples BancTrust Company, Inc. (the “Company”) and its wholly owned subsidiary, The Peoples Bank and Trust Company (the “Bank”) informed the Company and its Board of Directors that, having reached age 70, they will not stand for reelection to the Board of Directors of the Company at the 2007 Annual Meeting of Shareholders. At that time, they will each also retire from the Board of Directors of the Bank. Mr. Crear has served on the Company’s and the Bank’s Boards of Directors since 1998. Mr. Gamble has served on the Boards of Directors of the Company and the Bank since 1974.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2007	THE PEOPLES BANCTRUST COMPANY, INC.

	By:	/s/ Don J. Giardina
	Name:	Don J. Giardina
	Title:	President and Chief Executive Officer